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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: November 21, 2000
                        (Date of earliest event reported)


                              PLATO LEARNING, INC.
             (Exact name of Registrant as specified in its charter)


Delaware                                0-20842                       36-3660532
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(State or other jurisdiction   (Commission File Number)         (I.R.S. Employer
of incorporation)                                         Identification Number)


10801 Nesbitt Avenue South, Bloomington, MN                                55437
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:  (952) 832-1000
                                                     --------------


                                 Not Applicable
                                 --------------
                        (Former name or former address if
                           changed since last report)









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ITEM 5.   OTHER EVENTS

On November 21, 2000, PLATO Learning, Inc. (the "Company") issued a press release announcing management changes including the resignation of William R. Roach, chairman and chief executive officer and founder of the Company, pursuant to the Company's management succession plan. The press release is included as
Exhibit 99.1 to this Form 8-K.

On November 27, 2000, the Company issued a press release announcing the appointment of John M. Buske as chief financial officer. The press release is included as Exhibit 99.2 to this Form 8-K.


ITEM 7.   EXHIBITS

(c)   Exhibits

      99.1   Press release dated November 21, 2000.
      99.2   Press release dated November 27, 2000.





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, on November 29, 2000.


                                         PLATO LEARNING, INC.

                                   By    /s/ John M. Buske
                                         ---------------------------------------
                                         John M. Buske
                                         Corporate Vice President Finance and
                                         Chief Financial Officer






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